SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Jun-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-08             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jun-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Jun-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Jun-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jun-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  190,000,000    186,067,281    1,259,974    1.66000%       248,813
 A-2  222,000,000    219,245,407    3,462,767    1.70000%       300,244
 A-3  50,000,000     49,379,596      779,902     1.65000%       65,634
A-IO  254,100,000    250,080,757        0        6.68000%      1,473,497
 M-1  33,000,000     33,000,000         0        2.20000%       58,483
 M-2  19,250,000     19,250,000         0        3.12000%       48,382
 M-3   6,875,000      6,875,000         0        3.32000%       18,387
 B-1  16,500,000     16,500,000         0        4.32000%       57,420
 B-2   6,875,000      6,875,000         0        5.32000%       29,463
 B-3   5,500,000      5,500,000         0        6.32000%       28,001
  X   550,000,050    542,692,285        0                          0
  R       50              0             0        1.70000%          0
Total 550,000,050    542,692,285    5,502,643                  2,328,325

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         1,508,787         0      184,807,307
 A-2      N/A         3,763,011         0      215,782,640
 A-3      N/A          845,536          0       48,599,694
A-IO      N/A         1,473,497         0      247,054,303
 M-1      0.00         58,483           0       33,000,000
 M-2      0.00         48,382           0       19,250,000
 M-3      0.00         18,387           0       6,875,000
 B-1      0.00         57,420           0       16,500,000
 B-2      0.00         29,463           0       6,875,000
 B-3      0.00         28,001           0       5,500,000
  X       N/A             0             0      538,364,864
  R       N/A             0             0           0
Total     0.00        7,830,968         0      537,189,641

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NN88     6.63144221    1.30954368   7.94098589
 A-2   22541NN96     15.59804878   1.35245225  16.95050104
 A-3   22541NP29     15.59804880   1.31267420  16.91072300
A-IO   22541NP37     0.00000000    5.79888792   5.79888792
 M-1   22541NP52     0.00000000    1.77222212   1.77222212
 M-2   22541NP60     0.00000000    2.51333351   2.51333351
 M-3   22541NQ28     0.00000000    2.67444509   2.67444509
 B-1   22541NP78     0.00000000    3.48000000   3.48000000
 B-2   22541NP86     0.00000000    4.28555491   4.28555491
 B-3   22541NP94     0.00000000    5.09111091   5.09111091
  X    22541NN70     0.00000000    0.00000000   0.00000000
  R    22541NP45     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    972.67003889
 A-2  0.00000000    971.99387514
 A-3  0.00000000    971.99387500
A-IO  0.00000000    972.27195113
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    978.84511776
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  215,114,814  307,264,803     522,379,617
     Scheduled Principal               151,772      229,627         381,399
     Prepayments (Incls Curtail)     1,220,125    2,703,048       3,923,172
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      1,371,896    2,932,675       4,304,571
     Net Realized Losses                     0            0               0
Ending Balance                     213,742,918  304,332,128     518,075,046
Ending Count                             1,756        2,284           4,040

Aggregate End Coll Bal             221,266,881  317,097,983     538,364,864

Ending Overcollateralization Amount                               1,175,222

Prefunding Account:
Beginning Balance                   16,358,863   27,822,154      44,181,017
Subsequent Transfer                  9,215,920   14,652,429      23,868,349
Added to available cert prin          (381,020)     403,870          22,850
Amount in Prefund Acct               7,523,963   12,765,855      20,289,818

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,392,026    1,986,974       3,379,000
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
Less Non Recoverable Advances                0            0               0
                                     1,392,026    1,986,974       3,379,000
Capitalized Interest Account:
Beginning Balance                                                   171,301
less: Cap Int Require                   27,708       51,086          78,794
less: W/draw Overfund Int Amt to Depositor                           92,507
Ending Balance                                                           (0)

Servicing Fee                           83,805      119,705         203,510
Trustee Fee                                860        1,229           2,090
FSA Premium                              9,303        2,469          11,772
Credit Risk Manager Fee                  3,137        4,481           7,618
LPMI                                         0            0               0
Dividend Rewards                             0        1,842           1,842
Back-Up Servicing Fee                    5,826        8,322          14,148

Current Advances as of determination date                           967,670
Outstanding Advances  (end of prior calendar month)                 655,808

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     67             7,521,952      7         1,076,818
Grp 2     67             7,914,666      5           436,056
Total     134           15,436,617     12         1,512,873
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      1                82,587
Grp 2      0                     0
Total      1                82,587
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    1,756         213,742,918
Grp 2    2,284         304,332,128
Total    4,040         518,075,046

     Foreclosure
Grp 1    Count              Balance
Grp 2      6               673,518
Total     11             1,691,301
          17             2,364,818
     Bankruptcy
         Count              Balance
Grp 1      6               714,936
Grp 2      6               910,767
Total     12             1,625,703

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         20
Prin Bal of Loans for which Prepay Prems were collected           2,691,548
Current amount of Prepayment Premiums                                81,381

Current Delinquency Rate (60+days)                                  1.03758%
Rolling Three Month Delinquency Rate (60+days)                      0.55199%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     344
Weighted Average Gross Coupon of Mortgage Loans                     8.23390%
Weighted Average Net Coupon of Mortgage Loans                       7.70737%

Aggregate number of Mortgage Loans in the pool                        4,040

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      16.21613%

Net Excess Spread                                                   2.27922%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000






     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        U.S. Bank National Association, as Trustee